                                                                    Exhibit 99.1

                            Joint Filer Information

Form 3

Designated Filer    :                Cleantech Europe II (A) LP

Other Joint Filers:                  Cleantech Europe II (B) L.P., Cleantech II
                                     General Partner L.P., Cleantech II General
                                     Partner Limited, Zouk Capital LLP, and Zouk
                                     Ventures Ltd

Addresses:                           The principal business address of each of the
                                     joint filers listed above except for CleantechII
                                     General Partner L.P. is 100 Brompton Road,
                                     London, SW3 1ER, United Kingdom. The
                                     principal business address of Cleantech II
                                     General Partner L.P. is 50 Lothian Road,
                                     Festival Square, Edinburgh, EH3 9WJ, United
                                     Kingdom.

Date of Event Requiring Statement:   9/25/2012

Issuer Name and Ticker or
Trading Symbol                       Lighting Science Group Corporation [LSCG]
Date                                 9/25/2013

Signatures:

                                        Cleantech Europe II (B) LP
                                        By: Cleantech II General Partner L.P.,
                                        as General Partner
                                        By: Cleantech II General Partner Limited,
                                        as General Partner

                                        By:*
                                            ------------------------------------

                                        Name: Richard Pereira

                                        Title: Director
                                        Date: 9/13/2013

                                        Cleantech II General Partner L.P.
                                        By: Cleantech II General Partner Limited,
                                        as General Partner

                                        By:*
                                            ------------------------------------

                                        Name: Richard Pereira

                                        Title: Director
                                        Date: 9/13/2013

                                        Cleantech II General Partner Limited

                                        By:*
                                            ------------------------------------

                                        Name: Richard Pereira

                                        Title: Director
                                        Date: 9-13-2013

                                        Zouk Capital LLP
                                        By: Zouk Ventures Ltd,
                                        as General Partner

                                        By:*
                                        ----------------------------------------

                                        Name: Richard Pereira

                                        Title: Company Secretary
                                        Date: 9/13/2013

                                        Zouk Ventures Ltd

                                        By:*
                                        ----------------------------------------

                                        Name: Richard Pereira

                                        Title: Company Secretary
                                        Date: 9/13/2013

                                        * /s/ Matthew P. Fisher
                                        ----------------------------------------
                                        Attorney-in-Fact for Reporting Persons pursuant
                                        to Power of Attorney